UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 27, 2007
Date of Report (Date of earliest event reported)

CELLCYTE GENETICS CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-52238	Applied For
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 Carillon Point, Kirkland, Washington, USA	98033
(Address of principal executive offices)	(Zip Code)

(425) 576-4106
(Registrant's telephone number, including area code)

470 Granville Street, Vancouver, British Columbia, Canada, V6C 1V5
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01          Changes in Registrant's Certifying Accountant

CellCyte Genetics Corporation (the "Company") has engaged Williams & Webster, P.S., Certified Public Accountants, as its principal independent registered public accounting firm effective April 27, 2007. Concurrent with this appointment, Morgan & Company, Chartered Accountants, have resigned as principal independent registered public accounting firm of the Company effective April 27, 2007. The decision to change its principal independent registered public accounting firm has been approved by the Company's board of directors.

The report of Morgan & Company on the Company's financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope, or accounting principles, other than to state that there is substantial doubt as to the ability of the Company to continue as a going concern.

During the two most recent fiscal years and the subsequent period through to the date of their resignation, there were no disagreements between the Company and Morgan & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Morgan & Company, would have caused them to make reference thereto in their reports on the Company's audited financial statements.

The Company has provided Morgan & Company with a copy of this Current Report on Form 8-K and has requested that Morgan & Company furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with the statements made in this Current Report on Form 8-K and, if not, stating the aspects with which they do not agree. The Company has received the requested letter from Morgan & Company wherein they have confirmed their agreement to the Company's disclosures. A copy of Morgan & Company's letter has been filed as an exhibit to this report.

Williams & Webster, P.S. have not been consulted on any matter relating to the application of accounting principles to a specific transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company's financial statements.

Item 9.01          Financial Statements and Exhibits

(a)       Financial Statements of Business Acquired.

Not applicable.

(b)       Pro forma Financial Information.

Not applicable.

(c)       Shell Company Transaction.

Not applicable.

(d)       Exhibits.
Exhibit	Description
16.1	Letter of Morgan & Company dated April 30, 2007.

SIGNATURES

Pursuant to the requirements of the Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CELLCYTE GENETICS CORPORATION
Date: April 30, 2007	By: /s/ Gary A. Reys Gary A. Reys President and Chief Executive Officer